Exhibit 99.1 White Mountains Insurance Group, Ltd. Annual Investor Meeting – June 7, 2019

Forward-Looking Statements Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’: (i) change in book value or adjusted book value per share or return on equity; (ii) business strategy; (iii) financial and operating targets or plans; (iv) incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves; (v) projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, dividends, market share or other financial forecasts; (vi) expansion and growth of its business and operations; and (vii) future capital expenditures. These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: (i) the risks factors set forth in our Form 10-K filed on February 27, 2019; (ii) business opportunities (or lack thereof) that may be presented to it and pursued; (iii) actions taken by ratings agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; (iv) the continued availability of capital and financing; (v) general economic, market or business conditions; (vi) competitive forces, including the conduct of other insurers; (vii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; (viii) an economic downturn or other economic condition adversely affecting its financial condition or results of operations; (ix) other factors, most of which are beyond White Mountains’ control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise. 1

Notes and Non-GAAP Financial Measures Notes Management has adjusted certain amounts within this presentation. Management believes the adjusted amounts to be useful to management and investors in depicting and evaluating White Mountains’ financial condition and performance. The adjusted amounts are noted and described on p. 39 in the Appendices. Non-GAAP Financial Measures Management believes the non-GAAP measures included in this presentation to be useful to management and investors in depicting and evaluating White Mountains’ financial condition and performance. The non-GAAP financial measures included in this presentation, and the number of the page on which each measure is first shown, are listed below. • Growth in ABVPS (p. 4) • Fixed income (p. 14) • Equities (p. 14) • Equity exposure (p. 14) • Total return on investment portfolio (p. 15) • Fixed income return (p. 15) • Equity return (p. 15) • Owners’ Capital per Share (p. 17) • ABVPS (p. 17) • BAM total premiums (p. 20) • NSM TTM Pro Forma Adjusted EBITDA (p. 24) • MediaAlpha TTM Adjusted EBITDA (p. 29) Please see p. 40 in the Appendices for a reconciliation of each non-GAAP measure to its most closely comparable GAAP financial measure. Electronic Copy of Presentation An electronic copy of this presentation can be found at our website: www.whitemountains.com 2

Introductions  WTM Board of Directors  WTM senior team  Senior teams of: – BAM – NSM – Kudu – MediaAlpha – PassportCard / DavidShield 3

Performance Recap Quarter Years ended ended ($ in millions) 2016 2017 2018 [1] 1Q19 [1] Growth in ABVPS 13.3% 16.1% 3.2% 3.9% Growth in MVPS 15.2% 1.9% 0.9% 8.0% Transaction gains$ 559 $ 560 $ 174 $ - Post-OneBeacon distributions, cumulative$ 729 $ 1,252 $ 1,260 Post-OneBeacon deployments, cumulative 273 553 824 Total$ 1,002 $ 1,805 $ 2,084 4

2018 Returns in Context Book value returns Market value returns WTM ABVPS [1] 3.2% WTM 0.9% Dowling & Partners Composite TVC [2] -2.3% Dowling & Partners Composite [3] -1.7% S&P 500 -4.4% Business Insurance Index [4] -6.1% S&P Financials -13.0% 5

Track Record vs. S&P 500 Return periods ended December 31, 2018 Since WTM 1-year 5-year 10-year 20-year IPO (1985) WTM - ABVPS [1] 3.2% 8.1% 10.5% 11.8% 13.6% WTM - MVPS 0.9% 7.4% 12.6% 10.1% 11.9% S&P 500 -4.4% 8.5% 13.1% 5.6% 10.5% 6

Post-OneBeacon Expectations & Update Expected to… Update 1. Shrink before we grew again, targeting ► Distributed $1.3 billion distributions of $1.5 - $2.0 billion ► Repurchased 31% of shares outstanding ► Average repurchase price of $872 per share 2. Target deployments of $0.2 billion annually ► $0.8 billion deployed ► $1.1 billion undeployed capital remaining 3. Reduce parent company expense base and shift ► Parent company expenses down 25% our human capital ► Leaner investments operation; heavier deal team 4. Maintain opportunistic approach to shareholder ► Executed MediaAlpha transaction value creation 5. Improve ABVPS returns from low single digits ► LTIP targets increased: 4%  5%  6%  7% ► Run rate returns in mid single digits today 7

Distributions and Deployments ($ in billions) $3.5 $3.1 $3.0 $2.8 $2.5 $2.3 $2.1 $2.0 $1.8 $1.4 $1.5 $1.3 $1.2 $1.1 $1.0 $0.5 $0.0 [5] [5] [6] [7] 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Capital distributions, cumulative New capital deployments, cumulative Undeployed capital 8

Recent Deployments: Themes  Fee-based revenue models  High-quality partners and management teams  Proprietary transactions; not auctions  Generally fair to full prices, but for quality operating businesses  Platform businesses with capacity for knock-on / roll-up capital deployment 9

Platform Investments ($ in millions) NSM Kudu MediaAlpha Equity capital Equity capital Equity capital Investment deployed Investment deployed Investment deployed Fresh$ - Versus$ 62 Oversee$ - KBK 30 Fair Oaks 20 Healthplans.com 13 Embrace 58 TIG 20 BOS 23 Savanna 20 Total$ 88 Total$ 145 Total$ 13 10

Financial Position & Investment Portfolio

Current Financial Position  Total capital of $3.3 billion, substantially all in common shareholders’ equity  Undeployed capital [7] of $1.1 billion, or 34% of total capital  No parent company financial leverage  Total debt to total capital of 6%  Virtually no traditional insurance liabilities 12

Investments: Philosophy and Approach  Invest for total return  Policyholder funds invested conservatively; shareholder funds invested more aggressively  Invested assets today are primarily shareholder funds, with minimal policyholder funds  Relative to peers, our portfolio generally has (i) shorter duration and (ii) higher equity exposure  In early 2017, adopted a “core-satellite” strategy for equities – 67% [8] currently in passive vehicles, seeking beta returns from US large-cap and mid-cap stocks – 33% [8] currently in active mandates, seeking alpha returns from international stocks and alternatives  Investment decisions take into account broader capital position and corporate needs 13

Investments: Portfolio Composition [9] ($ in millions) 4Q18 1Q19 Fixed income$ 790 $ 909 Equities 1,086 1,071 Total portfolio$ 1,876 $ 1,979 Fixed income duration 3.0 years 2.7 years Fixed income credit quality A+ AA- Equity exposure 40% 37% 14

Investments: Performance [10] 2-year trailing Quarter ended Years ended ended 1Q19 2017 2018 1Q19 (annualized) Total return on investment portfolio 7.0% -3.4% 7.4% 4.6% ICE BofAML 10YT + 150 bps 3.6% 1.5% 3.5% 3.7% Conventional Wisdom Benchmark [11] 6.1% -0.5% 4.5% 4.3% Fixed income return 3.0% 0.6% 2.5% 2.6% BBG Intermediate U.S. Aggregate Index 2.3% 0.9% 2.3% 2.3% Equity return 19.8% -4.7% 11.1% 9.5% S&P 500 Index 21.8% -4.4% 13.6% 11.7% 15

Operating Businesses

Owners’ Capital Per Share at 1Q19 [12] Strategic investments Other operating $53 businesses $43 All other $37 The Big Undeployed Five capital $488 $358 Total: $979 ABVPS 17

“Big Five” Investments Initial WTM Management ABV [12] Company Per share [12] ($) investment year ownership [13] ownership [13] ($ in millions) 2012 97% 3% $740 $234 2018 87% 13% 353 112 2018 85% 15% 258 82 2014 42% 27% 115 36 2015 50% 50% 75 24 Total $1,541 $488 18

HG Global / BAM: Overview  Financial guarantor, insuring only essential public purpose municipal bonds  BAM is a mutual company owned by its municipality policyholders; principally provides primary coverage  HG Re is a stock company owned by WTM; provides first-loss reinsurance to BAM  WTM economics come in two forms: (i) surplus notes interest and (ii) HG Re reinsurance profits  Launched into challenging environment; results have improved in recent years; plan to “hold and mature” 19

HG Global / BAM: Recent Results  Total premiums [14] of $111 million in 2018, up 7% year over year – Par insured up nicely (15%) – Total pricing [14] down modestly (-7%) – $2.2 billion par assumed reinsurance transaction  BAM made a $23 million cash payment of surplus note P&I (vs. $5 million in 2017)  Tough fundamental market conditions in 1Q19 (rates, spreads, penetration, pricing)  Total premiums [14] of $16 million in 1Q19, up 27% year over year (vs. soft 1Q18)  Secondary market activity up substantially; big driver of future results 20

HG Global / BAM: Market Environment Quarter Years ended ended ($ in billions) 2016 2017 2018 1Q19 Total new municipal bond issuance$ 425 $ 413 $ 324 $ 76 Insured penetration, overall 6%6%6%5% Insured penetration, target market 20% 19% 19% 16% BAM market share (transactions) 46% 46% 54% 46% 10YT (period end) 2.45% 2.40% 2.69% 2.41% AA-A credit spread (average) 10 bps 11 bps 13 bps 10 bps 21

HG Global / BAM: Financial Highlights Quarter Years ended ended ($ in millions, except where stated) 2016 2017 2018 1Q19 Par insured ($ billions)$ 11.3 $ 10.4 $ 12.0 $ 1.9 Total pricing [14] 68 bps 99 bps 93 bps 83 bps S&P Risk Adjusted Pricing 3.53% 4.52% 4.44% 4.59% Total premiums [14] $ 77 $ 103 $ 111 $ 16 Secondary market premiums$ 17 $ 33 $ 28 $ 10 Assumed reinsurance premiums$ - $ - $ 20 $ - Gross expenses$ 43 $ 47 $ 54 $ 16 Claims paying resources$ 644 $ 708 $ 871 $ 878 97% of HG Global's UPR, net of DAC$ 49 $ 80 $ 102 $ 105 P&I paid on surplus notes$ - $ 5 $ 23 $ - 22

NSM: Overview  Full-service specialty MGU and program administrator (US and UK)  Specialty lines include collector cars and other specialty transportation, social services, real estate and pet  Economic model is commission-based (90% base and 10% profit)  Platform business with high capacity and appetite for follow-on investments 23

NSM: Recent Results  Good results since our acquisition in May 2018 – Solid organic growth, most notably in specialty transportation and real estate – Net of significant investment in people and technology  Executing well on “specialty rollup” strategy – Fresh Insurance, a UK-based non-standard personal lines MGA – KBK, a US-based towing and trucking MGA – Embrace, a US-based pet insurance MGA  TTM Pro Forma Adjusted EBITDA [15] of $47 million at end of 1Q19 (including Embrace) 24

NSM: Financial Highlights ($ in millions) $900 $60 $829 $800 $759 $738 $50 [16] $700 [15] $47 $597 $610 $600 $40 $40 $40 $500 $30 $31 $400 $30 $300 $20 $200 TTM Pro Forma Adjusted EBITDA TTM Pro Forma Controlled Premiums Premiums FormaTTM Pro Controlled $10 $100 $- $- 2Q18 3Q18 4Q18 1Q19 1Q19 (w/ Embrace) Net invested $276 $276 $305 $305 $363 equity capital: Specialty Transportation Social Services Real Estate United Kingdom Other Pet Pro Forma Adjusted EBITDA 25

Kudu: Overview  Provides capital solutions and advisory services to asset management and wealth management firms – Generational ownership transfers – Management buyouts – Acquisition and growth finance – Legacy partner liquidity  Deals typically structured as revenue shares; target a healthy running cash yield plus an equity kicker  In 2Q19, we purchased Oaktree’s interest in Kudu – Total capital commitment now $250 million – Total ownership now 99% of shares outstanding (85% on a fd/fc basis) 26

Kudu: Recent Results  Productive first year: – Deployed $145 million of equity capital – Closed five deals  Partnered with a diverse set of high-quality managers: Manager Asset class AUM ($ in billions) Savanna Real estate$ 1.4 TIG Advisors Multi manager hedge fund 4.9 Bingham Osborn & Scarborough Registered investment advisor 4.3 Fair Oaks Capital Alternative credit 2.4 Versus Capital Advisors Real asset interval funds 4.0  Good financial results emerging: – Average cash yield at inception of 9.5% (on five deals closed) – Kudu, the enterprise, turned cash flow positive in 1Q19 27

MediaAlpha: Overview  Marketing technology company  Provides platform solutions for real-time transactions in customer clicks, calls and leads  Initially focused on auto insurance; has diversified into other insurance and non-insurance “verticals”  Economic model is primarily fee based; MediaAlpha earns a “toll” on all transaction volume it facilitates  In 1Q19, we closed a deal to bring Insignia Capital on board as a value-added partner 28

MediaAlpha: Recent Results  Breakout year for MediaAlpha  Strong organic growth across all key verticals: – Strong growth in P&C insurance and health & life insurance verticals – Gaining traction in newer verticals, such as travel and mortgage  TTM revenues of $308 million at end of 1Q19, up 53% year over year  TTM Adjusted EBITDA of $31 million at end of 1Q19, up 55% year over year  2018 regular cash dividend of $10 million (9% cash yield) 29

MediaAlpha: Financial Snapshot ($ in millions) $308 $36 $297 $300 $32 $32 $31 $250 $28 $24 $200 $163 $20 $150 $16 $117 Revenues $106 $12 Adjusted EBITDA $100 $85 $11 $8 $50 $38 $7 $6 $7 $4 $1 $0 $0 2013 2014 2015 2016 2017 2018 1Q19 TTM Net invested capital: $28 $27 $16 $22 $31 $21 $(67) Revenues - p&c Revenues - health & life Revenues - other Adjusted EBITDA 30

MediaAlpha: Transaction  Sold 16 points of equity ownership at a $350 million valuation  Implies a 5.0x multiple of invested capital – 2.5x returned in cash – 2.5x reflects the fair value of our go-forward stake  Why do this deal? – Recognizes value created to date – Retains substantial upside – Adds quality partner in Insignia Capital – Sets stage for further value creation 31

PassportCard / DavidShield: Overview  Travel and expat medical insurance MGA  Originally launched in Israel; now expanding internationally  Real-time, paperless insurance solution, delivered via debit card technology  Superior customer experience, premium pricing and high “reactivation” rates  Economic model is commission based (95% base and 5% profit) 32

PassportCard / DavidShield: Recent Results  Achieved record results in 2018  Results driven largely by PassportCard, now the largest travel insurance provider in the Israeli market  Continue to reinvest substantially all free cash flow into international expansion – Launched in Australia in April 2018 (under “TravelCard” brand); market is 3x the size of Israel – Preparing to launch in Germany; market is 6x the size of Israel  TTM controlled premiums of $138 million at end of 1Q19, up 22% year over year  TTM Core EBITDA of $14 million at end of 1Q19, up 35% year over year 33

PassportCard / DavidShield: Financial Snapshot ($ in millions) $138 $140 $134 1.8 1.7 1.6 $120 $107 1.6 1.4 $100 1.2 $79 1.2 $80 1.0 $64 $60 0.8 0.8 Customers (millions) Controlled Premiums 0.6 $40 0.5 0.4 $20 0.2 $0 - 2015 2016 2017 2018 1Q19 TTM Net invested capital [17]: $21 $21 $21 $49 $49 Premiums written Premiums - license/fee arrangements Total customers 34

Elementum Advisors  On May 31, we closed an investment in Elementum Advisors – Acquired 30% of the management company; founding management retained 70% – Paid cash consideration of $55 million – Separately, invested $50 million from our investment portfolio into the Elementum funds  Elementum is a well-positioned business in an attractive sector – $4 billion of AUM; third largest independent ILS manager – Focus on natural catastrophe exposures – Strong investment performance track record, spanning 15 years – Experienced management team, led by Tony Rettino and John DeCaro – Fee-based business; does not entail underwriting risk 35

What to Expect from Us  More of the same  Patient deployment of capital – In insurance, broader financial services and adjacent sectors – In chunkier deployments (nine figures and up), typically in control positions – In tuck-in and follow-on deployments through current businesses – Acknowledging a continuing “seller’s market” in our core sectors  Focused on growing value per share, over long periods of time; not focused on near-term GAAP results  Adhering to our core operating principles: – Underwriting comes first – Maintain a disciplined balance sheet – Invest for total return – Think like owners 36

Wise Words… 37

Appendices 1. Notes (p. 39) 2. Non-GAAP Financial Measures (p. 40)

Notes 1. Growth in ABVPS, transaction gains and ABVPS are adjusted to reflect the estimated $55 per share gain from the MediaAlpha transaction as if it had closed on 12/31/18. 2. Composite total value creation (tangible book value plus dividends) for 53 publicly-traded underwriters reported by Dowling & Partners. 3. Composite performance for 59 publicly traded underwriters and brokers reported by Dowling & Partners. 4. Composite performance for 40 publicly traded underwriters and brokers reported by Business Insurance. 5. 1Q17 and 2Q17 undeployed capital amounts are adjusted to reflect the OneBeacon transaction as if it had closed on 3/31/17 and 6/30/17, respectively. 6. Deployments include unfunded commitments of $540 million at 3/31/18, including WTM’s acquisition of NSM ($274 million). 7. Deployments include unfunded commitments of $392 million at 3/31/19, including WTM’s acquisition of Oaktree Capital Management’s position in Kudu ($133 million), NSM’s acquisition of Embrace ($58 million) and WTM’s acquisition of a 30% interest in Elementum ($55 million). 8. Equity allocation percentages are shown on a management basis as on p. 43 in the Appendices. Equities excludes MediaAlpha, PassportCard / DavidShield, unconsolidated other operating businesses and Kudu. 9. Total portfolio is shown on a management basis as on p. 42 and p. 43 in the Appendices. It excludes BAM’s investment portfolio, MediaAlpha, PassportCard / DavidShield, unconsolidated other operating businesses and Kudu. 10. Investment performance is shown on a management basis as on p. 44 in the Appendices. 11. The Conventional Wisdom Benchmark is comprised of 85% of the BBG U.S. Aggregate Index return and 15% of the S&P 500 return. 12. Amounts reflect all unfunded commitments as if they were fully funded at 3/31/19. See endnote 1 and p. 45 in the Appendices for additional information. 13. Ownership is presented on a fully-diluted, fully-converted basis with the exception of HG Global (preferred stock ownership is presented) and PassportCard / DavidShield (basic ownership is presented). 14. BAM Total premiums and BAM Total pricing include gross written premiums, member surplus contributions collected, the present value of future installment member surplus contributions not yet collected and gross written premium adjustments on existing installment policies. 15. NSM TTM Pro Forma Adjusted EBITDA includes the earnings of acquired businesses for the period of time over the previous twelve months that the businesses were not owned by NSM. 16. NSM TTM Pro Forma Controlled Premiums includes the controlled premiums of acquired businesses for the period of time over the previous twelve months that the businesses were not owned by NSM. They exclude administrative services premiums of $45 million (4Q18), $47 million (1Q19) and $47 million (1Q19 w/ Embrace). 17. Net invested capital amounts exclude a $13.5 million loan provided by WTM in 1Q18 to its partner in PassportCard / DavidShield in order to facilitate the DavidShield transaction and related restructuring. 39

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP book value per share ("BVPS") to adjusted book value per share ("ABVPS") and growth in ABVPS

($ millions, except per share amounts; shares in thousands)

	2015	2016	2017	2018	1Q19
Numerator					
GAAP common shareholders' equity (GAAP BVPS numerator)	$ 3,903	$ 3,583	$ 3,493	$ 2,843	$ 3,122
Equity in net unrealized losses (gains) from Symetra's fixed maturity portfolio, net of applicable taxes	-	-	-	-	-
Time value of money discount on BAM surplus notes [a]	n/a	n/a	(157)	(141)	(139)
HG Global's unearned premium reserve [a]	n/a	n/a	104	137	140
HG Global's net deferred acquisition costs [a]	n/a	n/a	(24)	(35)	(36)
Adjusted common shareholders' equity	3,903	3,583	3,415	2,804	3,088
Future proceeds from options	-	30	-	-	-
ABVPS numerator	$ 3,903	$ 3,612	$ 3,415	$ 2,804	$ 3,088
Denominator					
Common shares outstanding (GAAP BVPS denominator)	5,624	4,564	3,750	3,173	3,181
Plus: options assumed issued	-	40	-	-	-
Less: unearned restricted common shares	(25)	(26)	(17)	(15)	(25)
ABVPS denominator	5,599	4,578	3,733	3,158	3,156
GAAP book value per share	$ 694	$ 785	$ 931	$ 896	$ 981
Adjusted book value per share	$ 697	$ 789	$ 915	$ 888	$ 979
Adjustment for MediaAlpha transaction				$ 55	
GAAP book value per share, adjusted				$ 951	
Adjusted book value per share, adjusted				$ 943	
Growth in GAAP BVPS, including dividends [b], reported/adjusted		13.2%	18.8%	-3.7%/2.2%	9.6%/3.3%
Growth in ABVPS, including dividends [b], reported/adjusted		**13.3%**	**16.1%**	**-2.8%/3.2%**	**10.3%/3.9%**

[a] Amount reflects White Mountains's preferred share ownership of HG Global of 97%

[b] White Mountains declared $1.00 per share dividend in the first quarter of each period shown

40

White Mountains

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Comparison of GAAP book value per share ("BVPS") return to adjusted book value per share ("ABVPS") returns Return periods ended December 31, 2018 Since WTM 1-year 5-year 10-year 20-year IPO (1985) WTM - BVPS -3.7% 7.3% 10.7% 12.8% 14.0% WTM - ABVPS -2.8% 6.8% 9.9% 11.4% 13.4% WTM - ABVPS [1] 3.2% 8.1% 10.5% 11.8% 13.6% 41

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP fixed maturity and short-term investments to fixed income ($ millions) 4Q18 1Q19 GAAP fixed maturity and short-term investments$ 1,292 $ 1,402 Remove: BAM fixed maturity and short-term investments (514) (502) All other 12 9 Fixed income $ 790 $ 909 42

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP common equity securities and other long term investments to equities and equity exposure ($ millions) 4Q18 1Q19 Numerator GAAP common equity securities and other long-term investments$ 1,251 $ 1,403 Remove: MediaAlpha - (115) PassportCard/DavidShield (75) (75) Unconsolidated other operating businesses (59) (71) Kudu (31) (72) Equities 1,086 1,071 Add: Kudu 31 72 Equity exposure numerator$ 1,117 $ 1,143 Denominator Common shareholders' equity $ 2,843 $ 3,122 Time value of money discount on BAM surplus notes [a] (141) (139) HG Global's unearned premium reserve [a] 137 140 HG Global's net deferred acquisition costs [a] (35) (36) Adjusted shareholders' equity$ 2,804 $ 3,088 GAAP common equity securities and other long term investments exposure 44% 45% Equity exposure 40% 37% [a] Amount reflects White Mountains's preferred share ownership of HG Global of 97% 43

Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP investment returns to total return on investment portfolio, fixed income return and equity return

(returns in USD)	1Q17	2017	2018	1Q19	Trailing 2-year 1Q19 (annualized)
GAAP total return on investment portfolio	1.5%	5.6%	-1.7%	10.1%	6.1%
Adjusting items					
Remove BAM invested assets	0.1%	0.4%	-1.1%	1.2%	
Remove MediaAlpha transaction gain	0.0%	0.0%	0.0%	-4.6%	
Remove PassportCard/DavidShield and unconsolidated other operating businesses	0.0%	0.4%	-0.7%	0.7%	
All other	0.1%	0.6%	0.1%	0.0%	
Total return on investment portfolio	1.7%	**7.0%**	**-3.4%**	**7.4%**	**4.6%**
GAAP fixed maturity and short-term investment return	0.9%	3.5%	1.2%	2.3%	3.1%
Adjusting items					
Remove BAM invested assets	0.0%	0.0%	-0.4%	0.2%	
Reclass currency forward contract(s)	0.0%	-0.4%	-0.2%	0.0%	
All other	0.0%	-0.1%	0.0%	0.0%	
Fixed income return	0.9%	**3.0%**	**0.6%**	**2.5%**	**2.6%**
GAAP common equity securities and other long-term investments return	4.2%	12.7%	-3.6%	19.0%	11.4%
Adjusting items					
Remove MediaAlpha transaction gain	0.0%	0.0%	0.0%	-11.0%	
Remove PassportCard/DavidShield and unconsolidated other operating businesses	0.3%	2.5%	-1.6%	2.8%	
Remove OneBeacon Surplus Notes	0.4%	0.6%	0.0%	0.0%	
Reclass currency forward contract(s)	0.2%	1.7%	0.3%	0.0%	
All other	0.6%	2.3%	0.2%	0.3%	
Equity return	5.7%	**19.8%**	**-4.7%**	**11.1%**	**9.5%**

44

White Mountains

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value and GAAP book value per share allocation of capital to adjusted book value and adjusted book value per share allocation of capital ($ millions, except per share amounts) 1Q19 Value 1Q19 Value Per Share Allocated Allocated GAAP Book Adjusted Allocation of Adjusted GAAP Book Adjusted Value Adjustments Book Value Commitments Book Value Value Book Value The "Big Five" HG Global$ 774 $ (34) $ 740 [a]$ - $ 740 $ 243 $ 234 NSM 295 - 295 58 [b] 353 93 112 Kudu 72 - 72 186 [b] 258 23 82 MediaAlpha 115 - 115 - 115 36 36 PassportCard / DavidShield 75 - 75 - 75 24 24 Total "Big Five" 1,331 (34) 1,297 244 1,541 418 488 Strategic investments 99 - 99 68 [b] 167 31 53 Other operating businesses 71 - 71 64 [b] 135 22 43 Other 421 - 421 (306) [b] 115 132 37 Undeployed capital 1,200 - 1,200 (70) [b] 1,130 377 358 Total$ 3,122 $ (34) $ 3,088 $ - $ 3,088 $ 981 $ 979 [a] Adjusted book value is adjusted for (i) time value of money discount on BAM surplus notes and (ii) HG Global's unearned premium reserve and deferred acquisition costs [b] Adjusted book value includes unfunded comittments 45

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of BAM GAAP gross written premiums and member surplus contributions (MSC) collected to gross written premiums and MSC from new business (total premiums) ($ millions, unless otherwise noted) 2016 2017 2018 1Q19 GAAP gross written premiums and member surplus contributions (MSC) collected$ 77 $ 101 $ 107 $ 16 Present value of future installment MSC collections - 3 3 - Gross written premium adjustments on existing installment policies - - 1 - Gross written premiums and MSC from new business (Total premiums) $ 77 $ 103 $ 111 $ 16 Memo: Total gross par value of market policies issued ($ billions)$ 11.3 $ 10.4 $ 12.0 $ 1.9 Memo: Total pricing 68 bps 99 bps 93 bps 83 bps 46

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of NSM TTM GAAP net income (loss) to NSM TTM EBITDA, TTM Adjusted EBITDA and TTM Pro Forma Adjusted EBITDA ($ millions) 1Q19 2Q18 3Q18 4Q18 1Q19 (w/ Embrace) TTM GAAP net income (loss)$ (12) $ (17) $ (18) $ (20) $ (20) Add back: Interest expense 11 12 14 16 16 Income tax expense - 1 1 1 1 Depreciation of intangible assets 14 14 14 17 17 TTM EBITDA 13 10 11 13 13 Add back: Change in fair value of contingent consideration earnout liabilities (1) 3 4 5 5 Acquisition-related transaction expenses 12 12 12 13 13 Investments made in the development of new business lines 1 2 2 2 2 Restructuring expenses - - - - - TTM Adjusted EBITDA 25 27 29 33 33 Add: Fresh Insurance's Adjusted EBITDA from beginning of period shown to May 18, 2018 5 3 2 1 1 TTM Pro Forma Adjusted EBITDA, including Fresh Insurance $ 30 $ 31 31 34 34 Add: KBK's Adjusted EBITDA from beginning of period shown to December 3, 2018 8 6 6 TTM Pro Forma Adjusted EBITDA, including KBK $ 40 $ 40 40 Add: Embrace's Adjusted EBITDA from April 1, 2018 to March 31, 2019 7 TTM Pro Forma Adjusted EBITDA, including Embrace $ 47 47

Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of MediaAlpha GAAP net income (loss) to MediaAlpha Adjusted EBITDA ($ millions) 2013 2014 2015 2016 2017 2018 1Q19 TTM GAAP net income (loss)$ 1 $ 6 $ (2) $ (4) $ - $ 9 $ 4 Add back: interest expense - - 1 1 1 1 2 income tax expense - - - - - - - general and administrative expenses - depreciation - - - - - - - amortization of other intangible assets - - 8 10 10 10 10 EBITDA 1 6 7 7 11 21 16 non-cash equity-based compensation expense - - - - - 12 9 transaction expenses - - - - - - 6 Adjusted EBITDA $ 1 $ 6 $ 7 $ 7 $ 11 $ 32 $ 31 48